Subsequent Event:	6 Months Ended
Jun. 30, 2013
Subsequent Event: [Abstract]
Subsequent Event:

Note 12.        Subsequent Event:

On August 14, 2013, the Company announced a non-brokered private placement with certain significant shareholders of the Company for gross proceeds of $5,250,000 consisting of 1,750,000 units of securities of the Company (each, a "Unit") at a price of $3.00 per Unit. Each Unit comprises one Class A common share of the Company and one-half of one Class A common share purchase warrant, with each whole warrant exercisable by the holder for a period of 2 years after its issuance to acquire one Class A common share at a price of $4.00 per share.  The proceeds will be used by the Company for general working capital purposes.